UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 25, 2004

INTERSECTIONS INC.

(Exact name of registrant as specified in its charter)

000-50580
(Commission File
Number)

Delaware	54-1956515

(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

14901 Bogle Dr.
Chantilly, Virginia 20151
(Address of principal executive offices, including zip code)

(703) 488-6100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

Item 2.02 Results of Operations

On October 25, 2004, Intersections Inc. issued a press release announcing its results for the third quarter and first nine months of fiscal year 2004, a copy of which is furnished hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit 99.1 – Press Release dated October 25, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 26, 2004

INTERSECTIONS INC. (Registrant)

By: /s/ Kenneth D. Schwarz

Kenneth D. Schwarz
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated October 25, 2004